Execution Version
EXCHANGE AGREEMENT
This EXCHANGE AGREEMENT (including the schedules, annexes and exhibits hereto, this “Agreement”), dated as of August 22, 2023, is entered into by and between Invitae Corporation, a Delaware corporation (the “Company”), the guarantors signatory hereto (the “Guarantors”) and Deerfield Partners, L.P. (the “Holder”).
RECITALS:
A.    The Company is a party to that certain Indenture, dated as of March 7, 2023 (the “Existing 2028 Notes Indenture”), among the Company, as issuer, the guarantors party thereto from time to time (including the Guarantors), and U.S. Bank Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America (the “Trustee”), as trustee and as collateral agent.
B.    Upon, and subject to, the terms and conditions hereof, the Company and the Holder propose to exchange $17,211,000 aggregate principal amount of the Company’s 2.00% Convertible Senior Notes due 2024 owned by the Holder (the “Exchanged Notes”) for (i) 15,819,604 shares (the “Common Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (which is equal to a quotient, the numerator of which is 98% of $17,111,000 and the denominator of which is $1.06)) and (ii) $100,000 principal amount of Series A Notes (as defined in the New Notes Indenture (as defined below)) (the “New Notes”).
C.    In order to facilitate the issuance of the New Notes, with the consent of the Deerfield Holders, the Company, the Guarantors and the Trustee (as trustee and collateral agent) are entering into the First Supplemental Indenture, dated as of the date hereof (the “Supplement”), which will supplement and amend the Existing 2028 Notes Indenture (the Existing 2028 Notes Indenture, as amended and supplemented by the Supplement, the “New Notes Indenture”) and will be in the form attached hereto as Exhibit A. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the New Notes Indenture.
D.    The New Notes and the guarantees of the New Notes by each of the Guarantors as set forth in the New Notes Indenture (the “Guarantees”) will be secured by a first-priority lien, subject to Liens permitted by Section 4.27 of the New Notes Indenture (“Permitted Liens”), pursuant to the terms of the New Notes Indenture and the Security Agreement on substantially all of the tangible and intangible assets of the Company and the Guarantors, now owned or hereafter acquired by the Company and any Guarantor, subject to certain exceptions described in the New Notes Indenture and the Collateral Documents.
E.    Upon certain redemptions of the New Notes, the holders thereof will be issued warrants to purchase shares of Common Stock (in substantially the form of Exhibit J to the New Notes Indenture and with an expiration date of the Maturity Date) as provided in the New Notes Indenture. The warrants issued or issuable in respect of the New Notes are referred to herein as the “Warrants” and the shares of Common Stock issued or issuable upon exercise of, or otherwise pursuant to, such Warrants, are referred to herein as the “Warrant Shares.” The Common Shares, the New Notes, the Guarantees, the shares of Common Stock underlying the New Notes, including any Additional Conversion Shares (the “Conversion Shares”), the Warrants and the Warrant Shares are referred to collectively herein as the “Securities.”
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I.
EXCHANGE; SETTLEMENT
Section 1.01.    Exchange. Upon the terms and conditions set forth in this Agreement, the Holder shall exchange the Exchanged Notes for the New Notes and the Common Shares, and the Company shall issue and deliver to the Holder the New Notes and the Common Shares (the “Exchange”). The Company and the Holder acknowledge and agree that accrued and unpaid interest on the Exchanged Notes in the amount of $164,460.67 (which represents accrued and unpaid interest on the Exchanged Notes for the period commencing on the most recent Interest Payment Date (as defined in the 2024 Notes Indenture (as defined below)) and ending on the date hereof) shall remain due and payable to the Holder, in cash, on the Interest Payment Date (as defined in the 2024 Notes Indenture) occurring on September 1, 2023 in accordance with the 2024 Notes Indenture.
Section 1.02.    Settlement.
(a)    The settlement of the Exchange (the “Settlement”) shall take place remotely at 10:00 A.M., New York City time, on August 23, 2023, or at such other place, time or date as the Holder and the Company, may agree upon, such time and date of the Settlement being herein referred to as the “Settlement Date.”
(b)    On the Settlement Date, substantially contemporaneously, (i) the Holder shall cause the Exchanged Notes to be delivered, by book-entry transfer through the facilities of The Depository Trust Company (“DTC”), to the Trustee, for the account/benefit of the Company for cancellation (and such cancellation shall promptly be effected), and (ii) the Company shall issue and deliver, or cause the Transfer Agent or Trustee to issue and deliver, the Common Shares and the New Notes to the Holder or its designee as provided in Section 1.02(c). Without limiting the foregoing, each of the Company and the Guarantors shall take, and shall cause the Transfer Agent and Trustee (in its capacity as trustee and collateral agent under the New Notes Indenture or otherwise) to take, all action as shall be necessary to permit the issuance of the New Notes and the Common Shares in accordance with this Agreement.
(c)    The New Notes and the Common Shares (collectively, the “New Securities”) to be delivered to, or for the benefit of, the Holder on the Settlement Date shall be delivered by causing the Trustee and the Transfer Agent to electronically transmit the New Securities to the Holder by crediting the account of the Holder’s prime broker with DTC through its Deposit/Withdrawal at Custodian system, as specified by the Holder.
(d)    Effective upon the execution and delivery of this Agreement, each of the Holder and the Company shall be irrevocably and unconditionally obligated to consummate the Settlement, interest on the Exchanged Notes shall cease to accrue and the Exchange shall be deemed effective and Holder irrevocably agrees to promptly return any interest it may receive on the Exchanged Notes in respect of any period from or after the date hereof to the Company (subject to the obligations of the parties hereto to settle the Exchange in accordance with this Section 1.02).
Section 1.03.    Contemporaneous Deliveries. Contemporaneously with the execution and delivery of this Agreement, the Company and each Guarantor shall:

(a)    Execute and deliver the Supplement and cause all other parties thereto (including, but not limited to, the Trustee and the Collateral Agent, as applicable) to execute and deliver the Supplement;
(b)    Deliver to the Holder a certificate, duly executed by an executive officer of the Company, to the effect that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the date hereof, including any conditions required to be satisfied under the Existing 2028 Notes Indenture for the Supplement to be adopted and effective as of the date of this Agreement and as of the Settlement Date; and
(c)    Cause to be delivered to the Holder customary legal opinions from Latham & Watkins LLP, as counsel to the Company, and Pillsbury Winthrop Shaw Pittman LLP, as counsel to the Company.
ARTICLE II.

DEFINITIONS
Definitions. Wherever used in this Agreement or related exhibits, unless the context otherwise requires, the following terms have the meanings assigned to such terms in this Article II.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, results of operations, condition (financial or otherwise) or assets of the Company and its Subsidiaries, taken as a whole, (b) the legality, validity, binding effect or enforceability of any provision of this Agreement or any Notes Document, (c) the ability of the Note Parties, taken as a whole, to perform their obligations under this Agreement or any Notes Document as and when due, (d) the creation, perfection or priority of the Liens granted under the Notes Documents or the value of the Collateral (taken as a whole) or a material portion of the Collateral, or (e) the rights and remedies of the Holder under this Agreement or of the Secured Parties under any Notes Document.
“SEC Documents” means all annual, quarterly and current reports, proxy statements, registration statements, prospectuses and other material schedules, forms, statements and other material documents filed by the Company with the Commission pursuant to the Securities Act or the Exchange Act since December 31, 2021 (including all financial statements and schedules included therein, all exhibits thereto and all documents incorporated by reference therein).
“Solvent” means, with respect to any Person, as of any date of determination, that, as of such date, (a) the value of the assets of such Person and its Subsidiaries, taken as a whole (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person and its Subsidiaries, taken as a whole, (b) such Person and its Subsidiaries are able to pay all liabilities of such Person and its Subsidiaries as such liabilities mature and (c) such Person and its Subsidiaries, taken as a whole, do not have unreasonably small capital in relation to such Person’s and its Subsidiaries’ business as contemplated as of such date. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests (or units thereof), joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any other Stock, whether or not presently convertible, exchangeable or exercisable; provided that the notes issued pursuant to the New Notes Indenture shall not constitute Stock.
“Transaction Documents” means this Agreement, the New Notes, the Supplement, the New Notes Indenture and all other documents, agreements and instruments delivered in connection with any of the foregoing or the Exchange, in each case, as amended, restated, supplemented or otherwise modified from time to time.
“United States” and “U.S.” each means the United States of America.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
Section 3.01.    Representations and Warranties of the Company. The Company and each of the Guarantors represent and warrant to the Holder that, as of the date hereof and as of the Settlement Date:
(a)    No Default. No Default or Event of Default will exist immediately following the Settlement Date or will result from the consummation of the Exchange.
(b)    Solvency. Both before and after giving effect to the Exchange), each of the Company and the Guarantors (i) is Solvent and (ii) has not taken action, and no action has been taken by a third party, for the winding up, dissolution or liquidation or similar executory or judicial proceeding in respect of the Company or any of the Guarantors, or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Company or any of the Guarantors or all of their assets or revenues.
(c)    Enforceability. Each of this Agreement and the other Transaction Documents other than the New Notes constitutes, and as of the Settlement Date each of the New Notes will constitute, the legal, valid and binding obligation of the Company and each of the Guarantors, as applicable, enforceable against the Company and each of the Guarantors in accordance with its terms (and with respect to the New Notes, entitled to the benefits of the New Notes Indenture), except as the enforcement hereof or thereof may be limited by insolvency, bankruptcy, reorganization, moratorium or other similar Applicable Laws affecting creditors rights generally or general principles of equity.
(d)    Existence, Qualification and Power. The Company and each of the Guarantors is validly existing as a corporation, limited liability company, limited partnership or other form, as applicable, and is in good standing (to the extent such concept is applicable in the relevant jurisdictions) under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. The Company and each Guarantor (a) has full power and authority (and all Authorizations) to (i) own its properties, conduct its business, own its assets and operate its facilities and (ii) to (A) with respect to the Company, issue the Common Shares, the New Notes, the Conversion Shares, the Warrants and the Warrant Shares in accordance with the Transaction Documents, (B) enter into, execute, deliver and perform its obligations under, the Transaction Documents, including, with respect to the Company, the issuance of the Common Shares, the New Notes and the Warrants and the reservation for issuance of the Conversion Shares and the Warrant Shares, and (C) consummate the Exchange, and (b) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except, in each case of this clause (b), where the failure to be so qualified, licensed or in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(e)    Litigation. Except as described in the SEC Documents filed with or furnished to the Commission on or after February 28, 2023 and at least five (5) Business Days prior to the date hereof (but excluding any cautionary or predictive disclosures that do not expressly relate to specific prior occurrences at the Company or a Subsidiary of the Company set forth under the headings “Risk Factors” or disclosure of risks set forth in any “forward-looking statements” disclaimer, or disclosures in any other statements that are similarly cautionary or predictive in nature), no Proceeding is pending before or, to the knowledge of the Company or the Guarantors, threatened by, any Governmental Authority (a) to which the Company or any Guarantor is a party, (b) that purports to affect or pertain to the Transaction Documents, the Exchange or any other transactions contemplated hereby or thereby or (c) that has as the subject thereof any assets owned by the Company or any of its Subsidiaries, in each case, that would, if adversely determined, reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Transaction Document or directing that the Exchange or any other transactions provided for herein or therein not be consummated as herein or therein provided.
(f)    Corporate Authorization; Conflicts. This Agreement and each of the other Transaction Documents other than the New Notes have been duly authorized, executed and delivered by the Company and the Guarantors, as applicable, and the New Notes have been duly authorized and, as of the Settlement Date will be, duly executed and delivered by the Company. The execution, delivery and performance of the Transaction Documents by the Company and the Guarantors, as applicable, and the consummation of the Exchange, including the issuance of the Common Shares, the New Notes and any Warrants and any issuance of Conversion Shares and Warrant Shares, and the granting of any Liens or other security interests granted by the Company or the Guarantors pursuant to the New Notes Indenture and the Collateral Documents, as applicable, will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created or imposed pursuant to the Collateral Documents) upon any assets of the Company or the Guarantors pursuant to any agreement, document or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the assets or property of the Company or any Guarantor is subject, except, with respect to this clause (a), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (b) result in any violation, or conflict with any, of the Organizational Documents of the Company or any Guarantor, (c) result in the violation of any Applicable Law (including, without limitation, the rules and regulations of the Principal Market) except, with respect to this clause (c), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (d) result in the violation of any judgment, order, rule, corporate integrity agreement, regulation, determination or decree of any Governmental Authority binding upon the Company or any Guarantor. Without limiting the foregoing, after giving effect to the Supplement, the execution, delivery and performance of the Transaction Documents by the Company and the Guarantors, as applicable, and the consummation of the Exchange, including the issuance of the Common Shares, the New Notes and any Warrants and any issuance of Conversion Shares and Warrant Shares, and the granting of any Liens or other security interests granted by the Company or the Guarantors pursuant to the New Notes Indenture and the Collateral Documents, as applicable, will not (i) constitute a violation, breach, or default or event of default under the Indenture, dated as of September 10, 2019 (the “2024 Notes Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association) or the New Notes Indenture, (ii) result in any adjustment of the Conversion Price or the conversion price applicable to the 2024 Notes, or (iii) otherwise permit any Person to exercise any right or remedy under the 2024 Notes Indenture, the 2024 Notes, the New Notes Indenture, the Series A Notes or the Series B Notes that, in each case, was not exercisable by such Person in accordance with the terms thereof immediately prior to the execution of this Agreement No vote or approval of the Company’s stockholders is required in connection with this Agreement, the other Transaction Documents or the Exchange, including, for the avoidance of doubt, the issuance of the Common Shares, the New Notes, the Conversion Shares, the Warrants and the Warrant Shares, under the Organizational Documents of the Company, the Delaware General Corporation Law, as amended (“DGCL”), the rules and regulations of the Principal Market or otherwise. There is outstanding $305,257,000 aggregate principal amount of the Notes, consisting of $275,257,000 aggregate principal amount of Series A Notes and $30,000,000 aggregate principal amount of Series B Notes (in each case, without giving effect to the Exchange).
(g)    Governmental Authorizations. Except in each case, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Authorization of, or registration, notice or filing with, any Governmental Authority is required for (i) the execution, delivery and performance of any of the Transaction Documents, and (ii) the consummation by the Company or any of the Guarantors of the Exchange or any other transactions contemplated by the Transaction Documents, except (A) for such as have already been obtained or made prior to the date of this Agreement that are (and as of the Settlement Date will be) in full force and effect, (B) pursuant to applicable federal and state securities laws, rules and regulations that are expressly contemplated by Section 13 or 15(d) of the Exchange Act or (C) for filings expressly contemplated or required by the Transaction Documents.
(h)    SEC Documents. The Company has filed, through the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”), all of the SEC Documents within the time frames prescribed by the Commission for the filing of such SEC Documents such that each filing was timely filed with the Commission. As of their respective dates, (i) each of the SEC Documents filed on or prior to the date hereof complied in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment or a supplement has not been filed and made publicly available on EDGAR on or prior to the date this representation is made. The Company has not received any written comments from the Commission staff that have not been resolved to the satisfaction of the Commission staff.
(i)    Financial Statements; Financial Condition. As of their respective dates, the consolidated financial statements of the Company and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission (including Regulation S-X) with respect thereto. Such financial statements have been prepared in accordance with GAAP (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments and absence of certain footnote disclosures), and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods specified.
(j)    Shares of Stock. All of the issued and outstanding shares of Stock of the Company and its Subsidiaries are duly authorized and duly and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state and foreign securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. Upon the issuance in accordance with the terms of the Transaction Documents (including the New Notes and any Warrants), the holders of the New Notes and the Warrants will be entitled to the rights set forth in the New Notes and the Warrants, respectively. The Common Shares have been duly authorized and, when issued pursuant to this Agreement, will be duly and validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. The Conversion Shares issuable upon conversion of the New Notes have been duly authorized and, when issued upon any such conversion, will be duly and validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. The Warrant Shares issuable upon exercise of, or otherwise pursuant to, the Warrants have been duly authorized and, when issued upon exercise of, or otherwise pursuant to, the Warrants, will be duly and validly issued, fully paid and non-assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. The Company has reserved from its authorized but unissued shares of Common Stock, solely for the purpose of effecting conversions of New Notes in accordance with the New Notes Indenture and exercise of the Warrants, a number of shares of Common Stock that reflects the full amount of Conversion Shares and Warrant Shares issuable upon the conversion of the New Notes and exercise of the Warrants, without regard to any limitation or restriction on the conversion or exercise thereof. The Company Stockholder Approval was obtained, and the Conversion Limitation Termination Date occurred, prior to the date hereof. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the Exchange, including the issuance of the Common Shares, the New Notes, the Conversion Shares, the Warrants and the Warrant Shares (assuming the full conversion of the New Notes and exercise of any Warrants) will not: (A) obligate the Company to offer to issue, or issue, shares of Common Stock or other securities to any Person (other than the Holder); or (B) result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under, and will not result in any other anti-dilution or other adjustments (automatic or otherwise) under, any securities of the Company (including the Series A Notes, Series B Notes and 2024 Notes) (and the accuracy of the representation in this clause (B) shall not require any consent or waiver by the Company’s equity holders, warrant holders or other security holders in respect of any anti-dilution provision or other adjustment or similar provision of any class or series of Stock of the Company and of any outstanding warrants or Convertible Securities of the Company, that would otherwise be triggered by reason of the transactions contemplated hereby or by any other Transaction Document). As of August 21, 2023, the authorized shares of capital stock of the Company consist of 600,000,000 shares of Common Stock, of which 270,450,982 shares are issued and outstanding and 20,000,000 shares of preferred stock, none of which are issued and outstanding.
(k)    Investment Company Act. None of the Company, any Person controlling the Company or any Subsidiary of the Company is an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act, or otherwise registered or required to be registered under, or subject to restrictions imposed, by the Investment Company Act.
(l)    Certain Federal Regulations. The Company and each Subsidiary of the Company is in compliance in all material respects with all U.S. economic sanctions laws, executive orders and implementing regulations (“Sanctions”) as administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and the U.S. State Department. Neither the Company nor any Subsidiary of the Company (a) is a Person on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”), (b) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person, (c) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, Russia, Belarus, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, each a “Sanctioned Country”), or (d) is 50% or more owned by, or acts for or on behalf of, any Person on the SDN List or a government of a Sanctioned Country such that, in the case of each of the foregoing clauses (a) through (d), the entry into, or performance under, this Agreement or any other Transaction Document would be prohibited by U.S. law. The Company and each Subsidiary of the Company is in compliance with all laws related to terrorism or money laundering (“Anti-Money Laundering Laws”) including: (i) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq., (the Bank Secrecy Act)), as amended by Title III of the USA Patriot Act, and (ii) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations. No Proceeding by or before any court or Governmental Authority with respect to compliance by the Company or any Subsidiary of the Company with any such Anti-Money Laundering Laws is pending or, to the knowledge of the Company and each Subsidiary of the Company, threatened. The Company and each Subsidiary of the Company is in compliance in all material respects with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”) and the U.K. Bribery Act 2010 (“Anti-Corruption Laws”). Neither the Company or any Subsidiary of the Company, nor to the knowledge of the Company or any Subsidiary thereof, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary of the Company, has taken any action, directly or indirectly, that would result in a violation of applicable Anti-Corruption Laws. The Company maintains and implements policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws.
(m)    Securities Law and Principal Market Matters.
(i)    The Company is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act) and is not an issuer of a type identified in, or subject to, Rule 144(i)(1) under the Securities Act. The Commission has never issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.
(ii)     The offer, issuance and sale of the New Notes, Common Shares, the Conversion Shares and the Warrants pursuant to the Transaction Documents are exempt from the registration and prospectus delivery requirements of the Securities Act and the rules and regulations promulgated thereunder. The Company acknowledges and agrees that the New Notes, the Common Shares, the Conversion Shares and the Warrants will be freely tradeable by the Holder without restriction or limitation (including volume limitation) for so long as the Holder is not an Affiliate of the Company, and none of the New Notes, the Common Shares or any Conversion Shares shall bear any legend, or be subject to any stop transfer or similar instructions, restricting the sale or transferability thereof.
(iii)    Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any Stock or other securities, or solicited or will solicit any offers to buy any Stock or other securities, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with any other offerings by the Company for purposes of any applicable stockholder approval provisions of the Principal Market or any other authority.
(iv)    The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither the Company nor any of its Subsidiaries has taken, or will take, any action designed to terminate, or that is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act; nor has the Company or any of its Subsidiaries received any notification that the Commission is contemplating terminating such registration.
(v)    The Company has not, and, to the knowledge of the Company, none of its respective officers, directors or Affiliates or anyone acting on any such Person’s behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock of any other security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
(vi)    Neither the Company nor any of its Subsidiaries is in violation of any of the rules, regulations or requirements of the Principal Market, and, to the knowledge of the Company and its Subsidiaries, there are no facts or circumstances that would reasonably lead to delisting or suspension or termination of trading of the Common Stock on the Principal Market. Since February 11, 2015, (i) the Common Stock has been listed or designated for quotation, as applicable, on the Principal Market, (ii) trading in the Common Stock has not been suspended by the Commission or the Principal Market, and (iii) neither the Company nor any of its Subsidiaries has received any communication, written or oral, from the Commission or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market. The Exchange, and any other transactions contemplated by the Transaction Documents, including the issuance of the New Notes, the Common Shares, the Conversion Shares and the Warrant Shares hereunder or thereunder, do not contravene, or require stockholder approval pursuant to, the rules and regulations of the Principal Market. The Common Shares, the Conversion Shares and the Warrant Shares have been approved for listing on the Principal Market, subject to official notice of issuance.
(vii)    The Common Stock and the New Notes are eligible for clearing through the DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Securities. The Trustee, in its capacity as trustee under the New Notes Indenture, and the transfer agent for the Common Stock are participants in, and the Securities are eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Securities are not, and have not at any time been, subject to any DTC “chill”, “freeze”, or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC.

(viii)    Other than the Exchange, no event, liability, development or circumstance has occurred or existed, or is contemplated to occur, with respect to the Company or any of its Subsidiaries, or any of its or their business, properties, prospects, operations or financial condition, (i) that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the Commission relating to an issuance and sale by the Company of Common Stock or other securities or (ii) that, under applicable securities laws, is required to have been, or be, publicly disclosed by the Company (on Commission Form 8-K otherwise) prior to, on or within four (4) Business Days after the date hereof, and, in either case, that shall not have been publicly disclosed by the Company at least one (1) Business Day prior to the date hereof. Other than information with respect to the Exchange publicly disclosed by the Company in the Announcing Form 8-K, none of the Company nor any of its officers, directors (or equivalent persons), Affiliates, attorneys, agents or representatives or other Persons acting on their behalf has provided or made available to any Holder or its Affiliates, attorneys, agents or representatives with any information that constitutes or would be deemed to constitute MNPI (as defined below).
(n)    Trust Indenture Act. Assuming the accuracy of the representations and warranties of the Holder contained herein, it is not necessary to qualify the New Notes Indenture under the Trust Indenture Act of 1939, as amended, in connection with the transactions contemplated by this Agreement and the other Transaction Documents.
(o)    Application of Takeover Provisions; Rights Agreement. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Company’s Organizational Documents or the laws of the State of Delaware that is or will become applicable to the Holder or any Affiliate of the Holder (each, a “Deerfield Holder”) as a result of the transactions contemplated by the Transaction Documents and the Company’s fulfilling its obligations with respect thereto, including the Company’s issuance of the Securities and the any such holder’s ownership of the Securities. The Company has not adopted a stockholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of the Company’s common stock or a change in control of the Company.
(p)    No Investment Advice. Without limiting the right of the Company to rely on or enforce the representations, warranties, covenants and agreements of the Holder in this Agreement, the Company confirms that it is not relying on any communication (i) (written or oral) of the Holder or any of its agents or affiliates as investment advice or as a recommendation to participate in the Exchange. It is understood that neither the Holder, nor any of its agents or affiliates is acting or has acted as an advisor to the Company in deciding whether to participate in the Exchange, and the Holder has not acted, and will not be acting, as a financial advisor to, or fiduciary (or in any similar capacity) of, or has any fiduciary duty to, the Company with respect to, or in connection with, this Agreement or the transactions contemplated hereby. Without limiting the right of the Company to rely on or enforce the representations, warranties, covenants and agreements of the Holder in this Agreement, in deciding to participate in the Exchange, the Company has made its own independent decision that participation in the Exchange (as applicable) is suitable and appropriate for the Holder.
(q)    Brokers Fees. Other than any fees paid to J. Wood Capital Advisors LLC (the “Financial Advisor”), as financial advisor to the Company (which fees were not paid to solicit the Exchange), no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the consummation of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or its Affiliates.

Section 3.02.    Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof and as of the Settlement Date as follows:
(a)    Organization and Authority. The Holder is duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite limited partnership power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms hereof.
(b)    Ownership of Exchanged Notes. The Holder is the beneficial owner of (or otherwise has sole discretionary management authority with respect to) its Exchanged Notes. Upon delivery to the Company or the Trustee by the Holder of its Exchanged Notes, and upon the Holder’s receipt of the New Notes and the Common Shares, as consideration in respect thereof as set forth herein, pursuant to this Agreement, good and valid title to the Exchanged Notes delivered by the Holder will pass to the Company, free and clear of any Liens imposed upon the Holder or its assets or as a result of any action taken by the Holder.
(c)    Non-Contravention. The execution and delivery of this Agreement by the Holder and the performance by the Holder of its obligations hereunder will not violate (1) any law, rule or regulation to which the Holder is subject or (2) the certificate of limited partnership, limited partnership agreement (or equivalent Organizational Documents) of the Holder, except, in the case of clause (1), violations as would not reasonably be expected to materially and adversely affect the Holder’s ability to perform its obligations under the Transaction Documents or consummate the Exchange on a timely basis.
(d)    No Recommendation or Endorsement. The Holder understands that no United States federal or state agency or any other government or Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
(e)    No Investment Advice. Without limiting the right of the Holder to rely on or enforce the representations, warranties, covenants and agreements of the Company and/or each Guarantor in the Transaction Documents, the Holder confirms that it is not relying on any communication (i) (written or oral) of the Company or any of its agents or affiliates as investment advice or as a recommendation to participate in the Exchange and receive the Securities pursuant to the terms hereof. It is understood that neither the Company, nor any of its agents or affiliates is acting or has acted as an advisor to the Holder in deciding whether to participate in the Exchange. Without limiting the right of the Holder to rely on or enforce the representations, warranties, covenants and agreements of the Company and/or each Guarantor in the Transaction Documents, in deciding to participate in the Exchange, the Holder has made its own independent decision that participation in the Exchange (as applicable) is suitable and appropriate for the Holder.
(f)    Rule 144 Matters. The Holder is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.
(g)    Mutual Negotiation. The Holder acknowledges that the terms of the Exchange have been mutually negotiated between the Holder and the Company. The Holder was given a meaningful opportunity to negotiate the terms of the Exchange.

(h)     No Broker. Other than payments to the Financial Advisor, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the consummation of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Holder.
(i)    Acquisition for Own Account. The Holder is acquiring the Common Shares and New Notes for its own account, as principal, and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Holder does not agree to hold any of the Common Shares or New Notes for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act.
(j)    Diligence. The Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries and materials relating to the offer and sale of the Common Shares and New Notes that have been requested by the Holder. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of an investment in the Common Shares and New Notes. None of any such inquiries, any other due diligence investigations conducted by any the Holder or its advisors or its representatives, if any, and the making by such Investor or representations and warranties pursuant to this Section shall modify, amend or otherwise affect such Holder’s right to rely on the representations, warranties, covenants and agreements of the Company and its Subsidiaries contained elsewhere in this Agreement and the other Transaction Documents.
(k)     The Holder hereby confirms that its Old Notes were either (i) acquired more than one year prior to the Closing Date or (ii) acquired from a noteholder whom the Holder had no reason to believe was at the time of such sale or during the three months immediately preceding such sale an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.
(l)    The Holder Investor hereby acknowledges that the financial Advisor does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Transaction Documents.
ARTICLE IV.
COVENANTS; CONSENT
Section 4.01.    Reservation of Shares. From and after the date hereof, the Company shall at all times reserve and keep available (free of preemptive or similar rights) from its authorized but unissued shares of Common Stock, solely for the purpose of effecting conversions of the New Notes in accordance with the New Notes Indenture and exercise of any Warrants, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the entire amount of the New Notes convertible under the New Notes Indenture, together with accrued and unpaid interest thereon, and the exercise in full of any Warrants issued or issuable pursuant to the New Notes Indenture (without giving effect to the Beneficial Ownership Cap, the Beneficial Ownership Limitation (as defined in the Warrants), or any other restriction or limitation on conversion or exercise contained in the New Notes Indenture or the Warrants); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire amount of the New Notes convertible under the New Notes Indenture or the exercise in full of any Warrants issued or issuable pursuant to the New Notes Indenture (without giving effect to the Beneficial Ownership Cap, the Beneficial Ownership Limitation or any other restriction or limitation on conversion or exercise contained in the New Notes Indenture or the Warrants), the Company will use reasonable best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to at least such number of shares as shall be sufficient for such purpose.
Section 4.02.    Certain Stockholders’ Rights Plans. At any time that any Securities remain outstanding, the Company shall not adopt any stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan that is applicable to the Securities held by any Deerfield Holder unless the Company has excluded such Deerfield Holder from the definition of “acquiring person” (or such similar term) as such term is defined in such anti-takeover agreement to the extent of such Holder’s beneficial ownership of the Securities owned as of the date any such agreement or plan is adopted by the Company.
Section 4.03.    Listing. The Company has submitted a supplemental listing application to NYSE for the listing of the Common Shares, the Conversion Shares and the Warrant Shares on the Principal Market and will use commercially reasonable efforts to maintain the listing of the Common Shares, the Conversion Shares and the Warrant Shares on the Principal Market; (ii) the Company shall use commercially reasonable efforts to cause NYSE to complete its review of all listing applications regarding listing of the Common Shares, the Conversion Shares and the Warrant Shares on the Principal Market prior to the Settlement Date and (iii) the Company shall cause the New Notes to be eligible for clearance and settlement through DTC.
Section 4.04.    Disclosure.
(a)    At or prior to 8:30 a.m. (New York City time) on the first Business Day following the date of this Agreement, the Company shall file with the SEC one or more Forms 8-K describing the material terms of the transactions contemplated by the Transaction Documents, and including as exhibits to such Form(s) 8-K this Agreement, the Supplement and the New Notes without redaction (including all schedules, exhibits, appendices hereto and thereto) (such Form or Forms 8-K, collectively, the “Announcing Form 8-K”). Notwithstanding the foregoing, the Company shall not (and the Company shall not permit any of its Affiliates to) issue any press releases or any other public statements with respect to the transactions contemplated by the Transaction Documents disclosing the name of the Holder or any of its Affiliates without the Holder’s prior consent; provided, however, that the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith (which, for the avoidance of doubt, shall include filing signature pages and any other portions of the Transaction Documents filed as exhibits to the Announcing Form 8-K) and (ii) as is required by Applicable Law and regulations (provided that each Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).
(b)    The Company represents, warrants, covenants and agrees that, upon the filing of the Announcing Form 8-K, the Company and its Subsidiaries shall have disclosed all material, non-public information (if any) regarding the Company and its Subsidiaries, their securities, any of their Affiliates or any other Person (“MNPI”) provided or made available to the Holder or any of its Affiliates, attorneys, agents or representatives by the Company or any of its Subsidiaries or any of its employees, officers, directors (or equivalent persons), attorneys, agents or representatives on or prior to the Settlement Date. The Company and its Subsidiaries shall not, and shall cause each of their employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives to not, provide any Holder or any of its Affiliates, attorneys, agents or representatives with any MNPI from and after the filing of the

Announcing Form 8-K with the Commission without the express prior written consent of such Holder.
(c)    The Company hereby acknowledges and agrees that neither the Holder nor any of its Affiliates, attorneys, agents or representatives shall have any duty of trust or confidence (including any obligation under any confidentiality or non-disclosure agreement entered into by the Holder) with respect to, or any obligation not to trade in any securities while aware of, any MNPI (X) provided by, or on behalf of, the Company or any of its Subsidiaries, any of their Affiliates or any of their officers, directors (or equivalent persons), employees, attorneys, agents, advisors or representatives in violation of any of the representations, warranties, covenants, provisions or agreements set forth in this Section 4.04 or in Section 3.01(m)(viii) or (Y) otherwise possessed (or continued to be possessed) by the Holder (or any Affiliate, agent or representative thereof) as a result of any breach or violation by the Company or any of its Subsidiaries, any of their Affiliates or any of their officers, directors (or equivalent persons), employees, attorneys, agents or representatives of any representation, warranty, covenant, provision or agreement set forth in this Section 4.04 or in Section 3.01(m)(viii) hereof. The Company understands and acknowledges that the Holder, its Affiliates and Persons acting on their behalf will rely on such representations, warranties, covenants, provisions and agreements in effecting transactions in the Securities and other securities of the Company and of other Persons.
(d)    The Company acknowledges and agrees that neither the Holder nor any other holder of the Securities has been asked to agree, nor has the Holder agreed, to desist from purchasing or selling, long and/or short, Stock or other securities of the Company, or “derivative” securities or Stock based on Stock or other securities issued by the Company or to hold the Securities for any specified term; and neither the Holder nor any other holder of Securities shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further acknowledges and agrees that (a) the Holder or holders of Securities may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, (b) such hedging and/or trading activities, if any, can reduce the value of the shares of Common Stock or other Stock held by the existing holders of shares of Common Stock or other Stock of the Company, both at and after the time the hedging and/or trading activities are being conducted; (c) any such hedging and/or trading activities shall not constitute a breach of any Transaction Document or Notes Document or affect any of the rights of the Holder or any other holder of Securities under any Transaction Document or Notes Document; (d) the issuance of any Conversion Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions; and (e) the Obligations, including the Company’s obligation to issue the Conversion Shares upon conversion of the New Notes and Warrant Shares upon exercise of the Warrants, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company or any of its Subsidiaries may have against any of the Investors and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
Section 4.05.     Expenses. The Company shall promptly reimburse the Holder for all reasonable out-of-pocket, costs, fees and expenses, including reasonable and documented legal fees and expenses, incurred by the Holder and its Affiliates in connection with the negotiation, drafting, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby.
Section 4.06.    Consent to Supplement. The Holder, constituting the “Deerfield Holders” within the meaning of the Existing 2028 Notes Indenture, hereby consents to the entry into of the Supplement by the Company, each Guarantor, the Trustee and the Collateral Agent. The foregoing consent shall not operate as a waiver of any right, power or remedy of the Holder under the Indenture or any other Notes Document, nor, except as expressly provided herein or in the Supplement, constitute a waiver of any provision of the Indenture or any Notes Document. Neither the execution and delivery hereof, nor the consent to the adoption of the Supplement, shall establish a custom or course of dealing or conduct between the Holder, on the one hand, and the Note Parties, on the other hand. The foregoing consent shall not be deemed to constitute a consent to any other future supplement to the Indenture, act, omission or any future breach of the Indenture or any of the other Notes Documents.
Section 4.07.    Tax Forms. In connection with the Exchange, the Holder shall provide the Company with a properly completed and executed IRS Form W-9.
Section 4.08.    Blocker. The Company shall not enter into any transaction that would cause an adjustment to the number of shares of Common Stock issuable upon conversion of any New Notes pursuant to Section 14.02(n) of the Indenture or exercise of any Warrants (issued in respect of New Notes pursuant to Section 2.14 of the Indenture) pursuant to Section 4(g) of such Warrants, if after giving effect to such transaction the aggregate number of shares of Common Stock issuable upon conversion of any and all New Notes or exercise of any and all such Warrants, that when taken together with the aggregate number of shares of Common Shares and shares of Common Stock previously issued following the conversion of any New Notes and exercise of any such Warrants, would exceed 53,376,111 shares of Common Stock (subject to appropriate adjustment for any Stock Event).
ARTICLE V.
MISCELLANEOUS
Section 5.01.    Entire Agreement. This Agreement, the Supplement, the New Notes Indenture and the New Notes constitute the entire agreement, and supersede all other prior and contemporaneous agreements and understandings, both oral and written, among the Holder, the Company and the Guarantors with respect to the subject matter hereof.
Section 5.02.    Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holder. No waiver of any breach or default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent breach or default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
Section 5.03.    Successors and Assigns. All of the covenants and provisions of this Agreement by or for the benefit of the Holder, the Company or any Guarantor shall bind and inure to the benefit of their respective successors and permitted assigns. No party hereunder may assign its rights or obligations hereunder without the prior written consent of the other parties hereto, except that any Holder may assign its rights hereunder to any assignee or transferee of the any of the Securities after the date hereof.
Section 5.04.    Counterparts; Effectiveness. This Agreement and any amendment hereto may be executed and delivered in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.
Section 5.05.    Effect of Headings. The section and subsection headings herein are for convenience only and not part of this Agreement and shall not affect the interpretation thereof.
Section 5.06.    Further Assurances. The parties hereby agree, from time to time, as and when reasonably requested by any other party hereto, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as may be reasonably necessary or desirable in order to carry out the intent and purposes of this Agreement.
Section 5.07.    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.
Section 5.08.    Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any conflicts of laws rules or principles that would result in the application of the substantive laws of any other jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the court of chancery of the state of Delaware, or if such court shall not have jurisdiction, any state or federal courts located in the State of Delaware for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.10 shall be deemed effective service of process on such party.
Section 5.09.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 5.10.    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by electronic mail (so long as such transmission does not generate an error message or notice of non-delivery), (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Holder:
c/o Deerfield Management Company L.P.
345 Park Avenue South, 12th Floor
New York, NY 10010
Attention: Legal Department
Email:    legalnotice@deerfield.com

with a copy to:

Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661
Attn:    Mark D. Wood, Esq.
Email:    mark.wood@katten.com

If to the Company:
Invitae Corporation
1400 16th Street, San Francisco, California, 94103
Attention: General Counsel
Email: tom.brida@invitae.com

with a copy to:

Latham & Watkins LLP
200 Clarendon Street
Boston, MA 02116
Attention: Wesley Holmes; Reza Mojtabaee-Zamani
Email: Wesley.Holmes@LW.com; Reza.Mojtabaee-Zamani@lw.com

Section 5.11.    Interpretation; Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:
(a)    the word “or” is not exclusive;
(b)    the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;
(c)    the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;
(d)    “beneficial owner,” “beneficially own” or “beneficial ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a person or entity’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).
Section 5.12.    Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.
Section 5.13.    Severability. If any provision of this Agreement or the application thereof to any person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
Section 5.14.    No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the parties hereto (and their permitted assigns), any benefit, right or remedies.
Section 5.15.    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking or proving economic damages, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at law.
Section 5.16.    No Waiver. The Holder has not hereby waived any of its rights or remedies arising from any breach or default or any right otherwise available under the Existing 2028 Notes Indenture, any other Notes Document or at law or in equity. The Holder expressly reserves all such rights and remedies.
Section 5.17.    Reaffirmation. Other than as expressly provided in the Supplement, the execution and delivery of this Agreement and the other Transaction Documents shall not operate as a waiver of any right, power or remedy of the Holder, constitute a waiver of any provision of the Existing 2028 Notes Indenture or any other Notes Documents (as currently in effect) or any other document executed in connection therewith or serve to effect a novation of the obligations thereunder. Each of the Company and the Guarantors, as issuer, debtor, grantor, pledger, mortgagor, guarantor or assignor, or in other any other similar capacity in which it grants liens or security interests in its property, as applicable, hereby (i) acknowledges and agrees that it has reviewed this Agreement and the other Transaction Documents, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Notes Documents, and (iii) to the extent the Company or any Guarantor granted Liens on or security interests in any of its property pursuant to any such Notes Document as security for the Obligations under or with respect to the Notes Documents, ratifies and reaffirms such grant of security interests and Liens as provided in the Notes Documents and confirms and agrees that such security interests and Liens continue to secure all of the currently outstanding or future Obligations (as amended by the Supplement) on the terms and conditions of the Transactions Documents (for the avoidance of doubt as amended and supplemented as of the date of this Agreement (including as provided in this Agreement, the

Supplement or any other Transaction Document)). Each of the Company and the Guarantors hereby consents to this Agreement and acknowledges that this Agreement, the Supplement, the New Notes, and each document or agreement executed and delivered pursuant to, or in connection with, the execution and delivery hereof or thereof shall be a Notes Document and that the obligations of the Company and each Guarantor hereunder and under the other Transaction Documents constitute “Secured Obligations” under (and as defined in) the Security Agreement. Any reference in the Notes Documents to “hereunder,” “hereof,” “herein,” or words of like import referring to such agreement shall refer to such Notes Document as amended as of date hereof. For the avoidance of doubt, the parties acknowledge and agree that, nothing contained herein or in the Supplement shall be deemed or construed as an agreement by the Holder to make any disbursement or additional loan on or after the date hereof.
Section 5.18.    Payment Set Aside. Notwithstanding anything to the contrary contained herein, if any payment or transfer (or any portion thereof) to the Holder shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be return or repaid, whether in bankruptcy, reorganization, insolvency or similar proceedings involving the Company or otherwise, then the obligations under the Exchanged Notes purportedly satisfied with such payment or transfer, to the extent that such payment is or must be invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be return or repaid, shall immediately be reinstated, without need for any action by any Person, and shall be enforceable against the Company, any guarantor and their successors and permitted assigns as if such payment had never been made (in which case this Agreement shall in no way impair the claims of the Holder with respect to such payment or transfer). The provisions of this Section 5.18 shall survive the satisfaction in full of the obligations under, and the termination of, the 2024 Notes Indenture.
Section 5.19.    Intended Tax Treatment. The parties hereto agree that for federal income tax purposes (and applicable state and local tax purposes that follow the federal income tax treatment), it is intended that the exchange be treated as a recapitalization within the meaning of section 368(a)(1)(E) of the Code (and any similar provision of state or local law that follows the federal income tax treatment) (“Intended Tax Treatment”). The parties hereto agree to (and agree to cause their Affiliates to) file their income tax returns consistent with the Intended Tax Treatment (including by adopting a plan of reorganization and making filings under Treasury Regulations section 1.368–3 that are required to support such treatment, as applicable), except as otherwise required by Applicable Law.

[The remainder of this page is intentionally left blank—signature pages follow]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first written above.
THE COMPANY:

INVITAE CORPORATION

By:
Name:
Title:

GUARANTORS:

ARCHERDX, LLC

By: ____________________________________
Name:
Title:

ARCHERDX CLINICAL SERVICES, INC.

By: ____________________________________
Name:
Title:

CIITIZEN, LLC

By: ____________________________________
Name:
Title:

GENETIC SOLUTIONS, LLC

By: ____________________________________
Name:
Title:

GENOSITY, LLC

By: ____________________________________
Name:
Title:

OMMDOM INC.

By: ____________________________________
Name:
Title:

YOUSCRIPT, LLC

By: ____________________________________
Name:
Title:

HOLDER:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt, L.P., Its General Partner
By: J.E. Flynn Capital, LLC, Its General Partner

By:
Name: _____________________________________
Title: ______________________________________